SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):September 3, 1998

                                   HEI, Inc.
                                   ---------
            (Exact name of Registrant as specified in its charter)

         Minnesota               0-10078                      41-0944876

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     (State or other           (Commission               (I.R.S.Employer
     jurisdiction of           File Number)              Identification No.)
     incorporation)

1495 Steiger Lake Lane, Victoria, MN                 55386
----------------------------------------------------------

(Address of principal executive offices)             (Zip Code)

 Registrant's telephone number, including area code: (612) 443-2500

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(Former name or former address, if changed since last report.)


Item 4.        Changes in Registrant's Certifying Accountants

               On September 3, 1998, PriceWaterhouseCoopers resigned as independent accountants for the Registrant. During the two most recent years and through the date of resignation, there were no disagreements with PriceWaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. PriceWaterhouseCoopers' report on the Registrant's consolidated financial statements for any of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                                HEI, INC.
                                          -----------------------
                                               (Registrant)

                                      By: /s/ Jerald H. Mortenson
                                          ------------------------
                                            Jerald H. Mortenson
                                          Chief Financial Officer

Date: September 11, 1998



                                 EXHIBIT INDEX

Exhibit Number             Description

    16                      Letter from former accountants.





                                                                    EXHIBIT 16

                      [PriceWaterhouseCoopers letterhead]

September 11, 1998

Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, DC 20549

                                 Re: HEI, Inc.

Ladies and Gentlemen:

         We have read the above-referenced Registrant's response to Item 4 - Changes in Registrant's Certifying Accountants of its Current Report on Form 8-K dated September 3, 1998 and agree with the statements made therein insofar as they relate to our firm.

Sincerely,


/s/ PriceWaterhouseCoopers